LEASES	6 Months Ended
Jun. 30, 2022
Leases [Abstract]
LEASES	LEASES
The Company`s leases include offices for its facilities worldwide, as well as car leases, which are all classified as operating leases. Certain leases include renewal options that are under the Company`s sole discretion. The renewal options were included in the right-of-use assets and liabilities calculations if it was reasonably certain that the Company will exercise the option.

June 30, 2022
(Unaudited)
Operating lease cost:	$1,525
Short-term lease cost:	198
Variable lease cost:	28
Net lease cost:	$1,751

June 30, 2022
(Unaudited)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows for operating leases:	$1,635

Supplemental cash flow information related to operating leases:
Adoption of "Leases (Topic 842)"	$8,857
Right-of-use assets obtained in exchange for new operating lease liabilities:	$9,070
Adjustment to right-of-use assets upon the resolution of contingent lease payments	$2,064

Weighted average remaining operating lease term	7.34
Weighted average discount rate operating lease	3.97%
The following table outlines maturities of the Company’s lease liabilities as of June 30, 2022:

Operating Leases
(Unaudited)
2022 (remainder)	$1,107
2023	$2,958
2024	$2,606
2025	$2,554
2026 and thereafter	$7,975
Total undiscounted lease payments	$17,200

Less:
Imputed interest	$2,585

Present value of lease liabilities	$14,615
In March 2022, the Company entered into a lease commitment which has not yet commenced as of June 30, 2022, and is therefore not part of the right-of-use asset and liability. This lease has undiscounted future payments of approximately $11,000. The lease is expected to commence during the second half of 2022 for a 10 year period.